Portfolio of Investments

March 31, 2022 (unaudited)

Baillie Gifford Long Term Global Growth Fund

	Shares	Value
COMMON STOCKS — 98.1%
CANADA — 2.1%
Shopify, Inc., Class A *	27,210	$18,392,872

CHINA — 16.2%
Alibaba Group Holding Ltd.*	1,228,652	16,767,061
BeiGene Ltd. ADR*	61,696	11,635,865
Bilibili, Inc., Class Z *	144,705	3,683,608
Contemporary Amperex Technology Co., Ltd., Class A	264,400	21,157,315
JD.com, Inc., Class A *	24,297	690,397
KE Holdings, Inc. ADR*	191,681	2,371,094
Meituan, Class B *	1,561,100	29,573,386
NIO, Inc. ADR*	421,913	8,881,269
Pinduoduo, Inc. ADR*	370,955	14,879,005
Tencent Holdings Ltd.	729,800	33,639,652
		143,278,652
FRANCE — 5.8%
Hermes International	11,619	16,444,919
Kering	56,078	35,403,580
		51,848,499
GERMANY — 2.2%
BioNTech SE ADR*	111,988	19,100,673

INDIA — 1.8%
Housing Development Finance Corp., Ltd.	515,929	16,132,112

NETHERLANDS — 7.2%
Adyen NV*	11,609	22,993,887
ASML Holding NV	61,236	40,919,235
		63,913,122
SAUDI ARABIA — 0.8%
Delivery Hero SE*	161,700	7,047,505

SOUTH KOREA — 1.8%
Coupang, Inc.*	913,080	16,143,254

TAIWAN — 0.8%
Sea Ltd. ADR*	60,519	7,249,571

UNITED STATES — 59.4%
Affirm Holdings, Inc.*	147,418	6,822,505
Amazon.com, Inc.*	18,093	58,982,275
Atlassian Corp. PLC, Class A *	102,800	30,205,724
Beyond Meat, Inc.*	129,760	6,268,706
Carvana Co.*	87,341	10,418,908
Cloudflare, Inc., Class A *	250,809	30,021,837
Dexcom, Inc.*	62,761	32,108,528
Ginkgo Bioworks Holdings, Inc.*	751,260	3,027,578
Illumina, Inc.*	118,267	41,322,490
Intuitive Surgical, Inc.*	79,593	24,011,616
Meta Platforms, Inc., Class A *	86,858	19,313,745
Moderna, Inc.*	188,654	32,497,538
Netflix, Inc.*	69,773	26,136,268
NVIDIA Corp.	188,054	51,312,414
Peloton Interactive, Inc., Class A *	366,450	9,681,609
ROBLOX Corp., Class A *	142,801	6,603,118
salesforce.com, Inc.*	62,090	13,182,949
Spotify Technology SA*	81,261	12,272,036
Tesla, Inc.*	55,413	59,713,049
Trade Desk, Inc. (The), Class A *	320,704	22,208,752
Workday, Inc., Class A *	96,288	23,057,125
Zoom Video Communications, Inc., Class A *	64,967	7,616,081
		526,784,851

See previously submitted notes to the financial statements for the annual period ended December 31, 2021.

Portfolio of Investments

March 31, 2022 (unaudited)

Baillie Gifford Long Term Global Growth Fund

	Shares	Value
UNITED STATES (continued)
TOTAL INVESTMENTS — 98.1%
(cost $727,144,484)		$869,891,111
Other assets less liabilities — 1.9%		16,884,023
NET ASSETS — 100.0%		$886,775,134

*	Non-income producing security.

ADR	-	American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$625,438,454	$244,452,657	$—	$869,891,111
Total	$625,438,454	$244,452,657	$—	$869,891,111

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the annual period ended December 31, 2021.